FIRST AMENDMENT TO LOAN AGREEMENT
THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “First Amendment”), is made and entered into as of February 3, 2022 (the “Effective Date”) by and among GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), GLADSTONE LAND CORPORATION, a Maryland corporation (“Guarantor”), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (the “Lender”).
RECITALS

A.Borrower, Guarantor and Lender are parties to that certain Loan Agreement dated as of February 20, 2020, as amended and addended (the “Loan Agreement”). The Loan Agreement was executed in connection with a loan (the “Loan”) made by Lender to Borrower evidenced by (i) that certain Promissory Note (Note B - RELOC) in the principal amount of up to Twenty-Five Million and 00/100 Dollars ($25,000,000.00) dated as of April 30, 2014 and executed by Borrower to the order of Lender, as amended by that certain First Amendment to Promissory Note (Note B) dated as of September 3, 2015, as amended by that certain Second Amendment to Promissory Note (Note B) dated as of October 5, 2016, as further amended by that certain Third Amendment to Promissory Note (Note B) dated as of December 15, 2017, as completely amended and restated by that certain Amended and Restated Promissory Note (Note B-RELOC) dated February 20, 2020 (“Note B”), (ii) that certain Amended and Restated Promissory Note (Note D - RELOC) in the principal amount of up to Fifty Million and 00/100 Dollars ($50,000,000.00) dated as of December 15, 2017 executed by Borrower to the order of Lender as completely amended and restated by that certain Amended and Restated Promissory Note (Note D-RELOC) dated February 20, 2020 (“Note D”), and (iii) that certain Promissory Note (Note E – Term Facility) in the principal amount of up to Seventy-Five Million and 00/100 Dollars ($75,000,000.00) dated as of February 20, 2020 and executed by Borrower to the order of Lender (“Note E”, and collectively with Notes B and D, the “Notes”). The Notes are currently secured by the Security Instruments, as defined in the Loan Agreement. Guarantor has guaranteed the payment and performance of the Loan pursuant to that certain Loan Guaranty Agreement dated as of February 20, 2020 (as amended, the “Guaranty”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
B.Borrower has requested, and Lender has agreed to make, an additional loan to Borrower in the maximum principal amount of One Hundred Million and 00/100 Dollars ($100,000,000.00) (“Additional Loan”). This Loan Agreement is being amended to add the Additional Loan to its terms and to further amend the Loan Agreement as provided for herein.
C.In addition, under the terms of the Loan Agreement, Borrower may request that additional Collateral be added to the Loan with the acquisition of agricultural property by Borrower or one of its subsidiaries, which property may be accepted by Lender as Collateral for the Loan. Borrower has identified, and Lender has agreed to accept as Collateral for the Loan, the property described on Exhibit B-1 attached hereto, and all agricultural operations and related permanent plantings, irrigation facilities and water rights located on such property, and the rents, revenue and income derived therefrom (collectively, the “Future Property”) to be owned by
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First Amendment to Loan Agreement
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Loan Nos. 196915, 198677, 200539 and 202051
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West Lerdo Highway Lost Hills CA, LP, a Delaware limited partnership (the “Future Property Owner”).
NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

AGREEMENT

1.Status of Existing Loan. Borrower and Guarantor acknowledge for the benefit of Lender that the Notes, the Guaranty, the Loan Agreement as amended by this First Amendment, the Security Instruments, and any other Loan Documents (collectively, the “Loan Documents”) are all valid and binding obligations enforceable in accordance with their terms, and that neither Borrower nor Guarantor has any offset or defense against the indebtedness evidenced by the Notes or any of the obligations set forth in the Loan Documents.
2.Additional Loan.
2.1    Borrower has duly authorized the delivery of that certain Promissory Note (Note F) in the principal amount of up to $100,000,000.00, as amended, modified, restated, extended or expanded from time to time (“Note F”), dated as of even date herewith and executed by Borrower to the order of Lender. The interest rates applicable to the balance under Note F (and the adjustment of such interest rates), the repayment terms and other terms applicable to the indebtedness evidenced by Note F are more particularly set forth in Note F. The term “Notes” as used in the Loan Agreement and the other Loan Documents is hereby amended to include Note F.
2.2    Borrower hereby agrees to borrow from Lender, and Lender, subject to the terms and conditions herein set forth and in the other Loan Documents, hereby agrees to lend to Borrower, the aggregate principal sum of up to One Hundred Million and 00/100 Dollars ($100,000,000.00) to be evidenced by Note F and disbursed in accordance with the Loan Agreement (the “Additional Loan”). The term “Loan” as used in the Loan Agreement and the other Loan Documents is hereby amended to include the Additional Loan
2.3    Payment of Note F and performance of the obligations arising under the Loan Agreement, as amended by this First Amendment and the Loan shall be secured by the Security Instruments now or hereafter granted by any of the Property Owners with respect to, inter alia, the Land and the other Real Property and such other documents and instruments as Lender shall reasonably request to further evidence or perfect its security interest in the Collateral. Each Property Owner shall execute and deliver to Lender an amendment to its respective Security Instrument to expand the obligations secured thereby to include the Additional Loan, and all references in the Loan Agreement and the other Loan Documents to “Security Instruments” shall mean the Security Instruments as so amended.
2.4    Borrower’s obligations under Note F, the Loan Agreement as modified by this Amendment and the other Loan Documents shall be guaranteed by (a) Guarantor pursuant to the Guaranty; (b) the Property Owners pursuant to certain Property Owner
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Guaranties and the Security Instruments; and (c) any Future Property Owners pursuant to Loan Guaranty Agreements and Security Instruments, delivered in connection with the addition of Future Property to the Collateral. Note F is also supported by the Indemnity Agreement.
2.5    Borrower shall pay to Lender an unused commitment fee payable in arrears with each interest payment payable on an Interest Payment Date as more particularly provided in Note F.
3.Disbursement of Additional Loan. Note F shall be disbursed in accordance with the terms and conditions of Section 3.1 of the Loan Agreement; provided however, that (a) Borrower may request disbursements at any time after the Effective Date but no later than December 31, 2024, with no more than six (6) Disbursements under Note F permitted in any calendar year; (b) in no event shall the total Disbursements under Note F exceed the lesser of $100,000,000.00 or sixty percent (60%) of the Appraised Value of the Collateral; and (c) Section 3.1(m) is adjusted to provide that prepayments shall (unless otherwise indicated by Borrower), in the absence of an Event of Default, be applied first to the outstanding principal balance, if any, of Note B and Note D and then to the outstanding principal balance of Note E and then to Note F.
4.Future Property. The property legally described on Exhibit B-1 attached hereto is hereby added to be part of the “Land” under the Loan Agreement, and Exhibit B of the Loan Agreement is hereby amended to include Exhibit B-1 attached hereto. The Future Property is hereby accepted by Lender as, and for all purposes is deemed to be, Real Property under the Loan Agreement.

5.Liens and Leases. Exhibit D of the Loan Agreement setting forth the liens and leases constituting Permitted Encumbrances on the Collateral is replaced with Exhibit D-1 attached hereto.

6.Disclosure and Valuation. Exhibit A of the Loan Agreement setting forth the disclosure and valuation of the Real Property is replaced with Exhibit A-1 attached hereto.

7.Future Property Owner. Future Property Owner is well seized of an indefeasible estate in fee simple in the Future Property. Future Property Owner is a separate Subsidiary entity established as a single asset entity by Borrower for the purposes of owning the Future Property. Exhibit E of the Loan Agreement setting forth the Property Owners is hereby replaced with Exhibit E-1. All references to the Property Owners in the Loan Agreement shall include the Future Property Owner.

8.New Security Instrument and Loan Documents. Future Property Owner shall execute and deliver to Lender, as a condition to the effectiveness of this Addendum and Lender’s acceptance of the Future Property as Collateral, the following documents, each in substantially the form required by Lender:

(a)a new security instrument encumbering its interest in the Future Property (the “New Security Instrument”), which shall be deemed to be a Security Instrument under the Loan Agreement and all other Loan Documents;
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First Amendment to Loan Agreement
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(b)a Property Owner Guaranty;
(c)a joinder to the Indemnity Agreement;
(d)a First Amendment to the Contribution and Indemnity Agreement;
(e)a certification as to its status, the use and other features of the Future Property; and
(f)such other documents and certificates as required by Lender to the extent consistent with the Loan Documents.
9.Cross-Default and Cross-Collateralization. Borrower and Guarantor acknowledge that the Security Instruments, including the New Security Instrument, are Collateral for the entire Loan, and the occurrence of a default under any of the Security Instruments, including the New Security Instrument, or any of the Loan Documents will comprise a default under all of the Security Instruments, including the New Security Instrument, and other Loan Documents.

10.Title Policy. In connection with the New Security Instrument, Lender shall be provided with a mortgagee’s title insurance policy insuring the Lender’s first priority lien in the Future Property, subject only to such encumbrances, and containing such endorsements, as Lender may approve in its sole and absolute discretion and aggregating title insurance coverage with all other Title Policies insuring the liens of the Security Instruments.

11.Consent of Guarantor. Guarantor hereby consents to the addition of Note F to the Loan under the terms of the Loan Agreement, as amended hereby, and further, consents to the execution by all parties of this First Amendment and any other documents or modifications to documents contemplated hereby. Guarantor agrees that the Guaranty remains in full force and effect with regard to all disbursements of the Loan and the Loan Documents as so modified.
12.Reaffirmation of Guaranty. Guarantor hereby confirms and reaffirms all of the representations, warranties, covenants and obligations of the Guaranty and the other Loan Documents, and further confirms and agrees that Guarantor is and shall continue to be liable for all obligations arising under and in connection with the Loan.
13.Reaffirmation by Borrower. Except as specifically amended by this First Amendment, the Loan Agreement shall remain unmodified and in full force and effect. Borrower hereby reaffirms for the benefit of Lender each and every of the terms and provisions of the Notes and the Loan Agreement, and agrees to the addition of Note F to the Loan Agreement under the terms of this Amendment.
14.Representations and Warranties of Borrower. Borrower hereby restates and reaffirms all of the covenants, representations and warranties set forth in the Loan Agreement, as if made as of the date of this First Amendment. In particular, all of the representations and warranties set forth in Section 4 of the Loan Agreement, as amended hereby, as applied to Borrower and all of the Property, remain true, accurate and complete.
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15.Miscellaneous. Borrower and Lender hereby agree that all references in the Loan Agreement to the “Loan Documents” shall include this First Amendment and Note F. Furthermore, the Loan Documents shall be interpreted in accordance with the provisions of this First Amendment and any related terms set forth in such documents are hereby modified accordingly. All references in the Loan Agreement to the “Security Instrument” or the “Security Instruments” are hereby amended to incorporate the First Amendments referenced in Section 2.3 above, and to include the New Security Instrument. All references to the “Notes” are hereby amended to mean Note B, Note D, Note E and Note F.
16.Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

[Signatures pages follow]

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First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
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IN WITNESS WHEREOF, Lender, Borrower and Guarantor have executed this First Amendment, or have caused this First Amendment to be executed by its duly authorized representative(s) as of the Effective Date.
BORROWER:

GLADSTONE LAND LIMITED PARTNERSHIP,
a Delaware limited partnership

By:    Gladstone Land Partners, LLC,
    a Delaware limited liability company
    Its General Partner

    By:    Gladstone Land Corporation,
        a Maryland corporation
        Its Manager

By: /s/David Gladstone
David Gladstone
Its Chief Executive Officer

GUARANTOR:

GLADSTONE LAND CORPORATION,
a Maryland corporation

By: /s/David Gladstone
David Gladstone
Its Chief Executive Officer

    [Signatures continue on next page]

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First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
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LENDER:

METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation

By: MetLife Investment Management, LLC,
    its investment manager

    By: /s/Robert Frudden
    Name: Robert Frudden
    Its:     Authorized Signatory
            and Director

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First Amendment to Loan Agreement
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EXHIBIT A-1
Current Schedule of Properties and Proportionate Shares

	%	Amount
20th Avenue South Haven, LLC, a Delaware limited liability company	0.62%	$1,525,000.00
Broadway Road Moorpark, LLC, a Delaware limited liability company	1.54%	$3,780,000.00
East Shelton Road, LLC, a Delaware limited liability company	3.40%	$8,360,000.00
Spring Valley Road Watsonville, LP, a Delaware limited partnership	3.30%	$8,100,000.00
Naumann Road Oxnard, LP, a Delaware limited partnership	2.40%	$5,890,000.00
Sycamore Road Arvin, LP, a Delaware limited partnership	2.82%	$6,930,000.00
Dalton Lane Watsonville, LLC, a California limited liability company	1.82%	$4,475,000.00
West Sierra Avenue Earlimart CA, LP, a Delaware limited partnership	25.05%	$61,500,000.00
Lerdo Highway Shafter CA, LP, a Delaware limited partnership	23.21%	$57,000,000.00
West Lerdo Highway Lost Hills CA, LP, a Delaware limited partnership	35.84%	$88,000,000.00
Total	100.00	$245,560,000.00

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
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EXHIBIT B-1
Future Property

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

THE WEST HALF OF THE WEST HALF OF SECTION 32, TOWNSHIP 27 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPT 12-1/2% INTEREST IN AND TO ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID LAND, AS EXCEPTED IN THE DEED FROM JOHN MACKESSY, ET UX, RECORDED MAY 14, 1964 IN BOOK 3725 PAGE 270 OF OFFICIAL RECORDS.

ALSO EXCEPT 25% OF ALL OIL, GAS, PETROLEUM, AND OTHER HYDROCARBON SUBSTANCES EXCEPTED IN THE DEED FROM ARTHUR O. KING, AS TRUSTEE, RECORDED APRIL 9, 1964 IN BOOK 3713 PAGE 755 OF OFFICIAL RECORDS.

ALSO EXCEPT 37-1/2% OF ALL OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES WITHIN OR UNDERLYING SAID LAND, AS EXCEPTED BY EDWARD J. CARR AND MARY K. CARR, WILLIAM N. LAGOMARSINO AND BERTHA LAGOMARSINO, HENRY J. OLIVA AND GENEVA OLIVA, IN DEED RECORDED JANUARY 27, 1966.

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS.

APN: 069-250-10-00

PARCEL B:

THAT PORTION OF THE EAST HALF OF THE WEST HALF OF SECTION 29, TOWNSHIP 27 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WEST OF THE CENTER LINE OF THE WEST SIDE CANAL, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE EAST HALF OF THE WEST HALF OF SECTION 29, TOWNSHIP 27 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN; THENCE RUNNING EASTERLY ALONG THE NORTHERLY BOUNDARY OF SECTION 29, SOUTH 87° 41' EAST 794 FEET TO A POINT ON THE CENTER LINE OF THE WEST SIDE CANAL; THENCE RUNNING IN A SOUTHEASTERLY DIRECTION ALONG SAID CANAL CENTER LINE SOUTH 5° 58' EAST 5331.20 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF SAID SECTION 29; THENCE RUNNING WESTERLY ALONG SAID SOUTHERLY BOUNDARY NORTH 87° 42' WEST 1353.70 FEET TO THE SOUTHWEST CORNER OF THE EAST HALF OF THE WEST HALF OF SAID SECTION 29; THENCE RUNNING IN A NORTHERLY DIRECTION ALONG THE WESTERLY BOUNDARY OF THE EAST HALF OF THE WEST HALF OF SAID SECTION 29, NORTH 0° 03' EAST, 5280 FEET TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE NORTHERLY 150 FEET OF SAID LAND CONDEMNED IN FINAL ORDER OF CONDEMNATION RECORDED NOVEMBER 14, 1974 IN BOOK 4869 PAGE 1591 AND FIRST AMENDED ORDER OF CONDEMNATION RECORDED DECEMBER 23, 1974 IN BOOK 4873 PAGE 2431 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ANY AND ALL OIL AND/OR GAS IN OR UNDER A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND AND ALL OTHER MINERALS OF ANY AND EVERY KIND AND NAME, INCLUDING HELIUM, TOGETHER WITH THE RIGHTS TO (A) OPERATE, MAINTAIN, RENEW AND RELOCATE ANY AND ALL EXISTING SHAFTS, PIPELINES, POWER AND COMMUNICATION LINES, TANKS, ROADWAYS, RAILROAD TRACKS, POWER STATIONS, AND

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

OTHER STRUCTURES AND WELLS, AS MAY BE NECESSARY AND CONVENIENT IN ORDER TO EXPLORE, PROSPECT FOR, OR TO PRODUCE, SAVE AND REMOVE OIL, GAS, HELIUM AND OTHER MINERALS FROM SAID LAND OR FROM OTHER LANDS PRESENTLY OR SUBSEQUENTLY OWNED OR LEASED BY GRANTOR, WHETHER OR NOT SUCH OTHER LANDS ARE PART OF A LARGER PARCEL FROM WHICH THE LAND GRANTED HEREUNDER IS HEREBY SEVERED OR ARE ENTIRELY SEPARATE FROM ANY PARCEL FROM WHICH THE LANDS GRANTED HEREUNDER ARE SEVERED; (B) FROM TIME TO TIME TO CONSTRUCT, OPERATE, MAINTAIN, RENEW AND RELOCATE SUCH ADDITIONAL FACILITIES OF THE SAME CHARACTER AS WILL NOT UNREASONABLY INTERFERE WITH THE USE OF SAID LAND BY GRANTEE; (C) DIG OR DRILL WATER WELLS, AT ANY DEPTH, AND USE WATER THEREFROM IN CONNECTION WITH THE EXPLORATION, PROSPECTING AND DEVELOPMENT OF SAID LAND FOR OIL, GAS, HELIUM AND OTHER MINERALS, AND THE PRODUCTION, SAVINGS AND REMOVAL OF THE SAME THEREFROM; AND (D) FROM TIME TO TIME REMOVE ANY AND ALL PROPERTY, MACHINERY, EQUIPMENT OR APPLIANCES PLACED ON SAID LAND BY GRANTOR, AS RESERVED BY SANTA FE ENERGY COMPANY, A TEXAS CORPORATION BY DEED RECORDED AUGUST 5, 1987 IN BOOK 6034 PAGE 766 OF OFFICIAL RECORDS.

APN: 069-250-17-00 & 069-250-18-00

PARCEL C:

THE EAST HALF OF THE WEST HALF AND ALL OF THE PART OF THE WEST HALF OF THE EAST HALF OF SECTION 32, TOWNSHIP 27 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, LYING WEST OF THE CENTER OF THE WEST SIDE CANAL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE EAST HALF OF THE WEST HALF OF SECTION 32, TOWNSHIP 27 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN; THENCE RUNNING EASTERLY ALONG THE SOUTHERLY BOUNDARY OF SAID SECTION 32, NORTH 89° 43' EAST 1320.00 FEET TO THE SOUTH ONE-QUARTER SECTION CORNER; THENCE CONTINUING ALONG THE SOUTHERLY BOUNDARY OF SAID SECTION 32, SOUTH 87° 20’ EAST 833.00 FEET TO A POINT ON THE CENTER LINE OF THE WEST SIDE CANAL, THENCE RUNNING IN A NORTHERLY DIRECTION ALONG SAID CANAL CENTER LINE NORTH 8° 46’ WEST 4240.00 FEET TO A POINT, THENCE CONTINUING ALONG SAID CANAL CENTER LINE NORTH 5° 58’ WEST 1073.00 FEET TO A POINT ON THE NORTHERLY BOUNDARY OF SAID SECTION 32; THENCE RUNNING WESTERLY ALONG SAID NORTHERLY BOUNDARY NORTH 87°42° WEST 1353.70 FEET TO THE NORTHWEST CORNER OF THE EAST HALF OF THE WEST HALF OF SAID SECTION 32; THENCE RUNNING IN A SOUTHERLY DIRECTION ALONG THE WESTERLY BOUNDARY OF THE EAST HALF OF THE WEST HALF OF SAID SECTION 32, SOUTH 0° 27' WEST 5280.00 FEET TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM ALL OIL, AND/OR GAS IN OR UNDER A DEPTH OF 500 FEET BELOW THE SURFACE OF SAID LAND AND ALL OTHER MINERALS OF ANY AND EVERY KIND AND NAME, INCLUDING HELIUM, TOGETHER WITH THE RIGHTS TO; (A) OPERATE, MAINTAIN, RENEW AND RELOCATE ANY AND ALL EXISTING SHAFTS, PIPELINES, POWER AND COMMUNICATION LINES, TANKS, ROADWAYS, RAILROAD TRACKS, POWER STATIONS, AND OTHER STRUCTURES AND WELLS AS MAY BE NECESSARY AND CONVENIENT IN ORDER TO EXPLORE, PROSPECT FOR, OR TO PRODUCE, SAVE AND REMOVE OIL, GAS, HELIUM AND OTHER MINERALS FROM SAID LAND OR FROM OTHER LANDS PRESENTLY OR SUBSEQUENTLY OWNERS OR LEASED BY GRANTOR, WHETHER OR NOT SUCH OTHER LANDS ARE PART OF A LARGER PARCEL FROM WHICH THE LAND GRANTED HEREUNDER IS HEREBY SEVERED OR ARE ENTIRELY SEPARATE FROM ANY PARCEL FROM WHICH THE LANOS GRANTED HEREUNDER ARE SEVERED: (B) FROM TIME TO TIME TO CONSTRUCT, OPERATE, MAINTAIN, RENEW AND RELOCATE SUCH ADDITIONAL FACILITIES OF THE SAME CHARACTER AS WILL NOT UNREASONABLY INTERFERE WITH THE USE OF SAID LAND BY GRANTEE; (C) DIG OR DRILL WATER WELLS, AT ANY DEPTH. AND USE WATER THEREFROM IN CONNECTION WITH THE EXPLORATION, PROSPECTING AND DEVELOPMENT OF SAID LAND FOR OIL, GAS, HELIUM AND OTHER MINERALS. AND THE PRODUCTION. SAVING ANO REMOVAL OF THE SAME THEREFROM: AND; (D) FROM TIME TO TIME REMOVE ANY AND ALL PROPERTY, MACHINERY, EQUIPMENT, OR APPLIANCES PLACED ON SAID LAND BY GRANTOR. IT IS DECLARED TO BE THE INTENT OF THE PARTIES HERETO THAT THE

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

TERM “MINERAL IS HERE USED IN ITS BROADEST AND MOST INCLUSIVE SENSE. IN THE EVENT THE GRANTOR ENTERS UPON SAID LAND FOR THE PURPOSE OF CONDUCTING OPERATIONS FOR THE EXPLORATION FOR, PRODUCTION ANO/OR SAVING AND REMOVAL OF OIL. GAS OR OTHER HYDROCARBON SUBSTANCES, WATER, HELIUM, OR OTHER MINERALS, OR IN THE EXERCISE OF ANY RIGHT HEREINABOVE RESERVED TO GRANTOR, AND SHOULD GRANTOR, IN CONDUCTING SUCH OPERATIONS OR IN THE EXERCISE OF SUCH RIGHTS. DAMAGE ANY GROWING CROPS OR IMPROVEMENTS OR RENDER UNSUITABLE FOR PASTURAGE OR FARMING ANY PORTION OF SAID LANO THERETOFORE CONVERTED TO AND USED FOR PASTURAGE OR FARMING, GRANTOR SHALL PAY TO GRANTEE THE AMOUNT OF ACTUAL DAMAGE TO CROPS OF IMPROVEMENTS. OR, IF GRANTOR SO ELECTS, ANNUALLY, AS. RENTAL FOR THE LANO SO RENDERED UNSUITABLE, THE RATE OF RENTAL THEN CURRENT IN THE LOCALITY FOR LEASING PASTURAGE OR FARMING LAND, AS THE CASE MAY BE. IF GRANTOR ELECTS THE PAYMENT OF RENTAL, SUCH RENTAL SHALL BE PAID UNTIL THE AFFECTED LAND SHALL AGAIN BE RENDERED UNABLE. THE OBLIGATIONS OF GRANTOR CONTAINED IN THIS PARAGRAPH SHALL BE COVENANTS RUNNING WITH THE LAND HEREBY GRANTED, AS RESERVED IN THE DEED FROM SANTA FE ENERGY COMPANY. RECORDED AUGUST 5, 1987 IN BOOK 6034, PAGE 766 OF OFFICIAL RECORDS, DOCUMENT NO. 15320.

APN: 069-250-19-00 AND 069-250-20-00

PARCEL D:

A PARCEL OF LAND DESCRIBED AS BEGINNING AT THE SOUTHEAST CORNER OF SECTION 8, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, THENCE ALONG THE SOUTH LINE OF SAID SECTION 8, SOUTH 89° 54' WEST 312 FEET TO THE SOUTHWEST CORNER OF THE 15.14 ACRE TRACT OF LAND CONVEYED BY WARREN BARNES TO MILLER & LUX INCORPORATED, ON DECEMBER 12, 1917; THENCE ALONG THE WEST LINE OF THE 15.14 ACRE TRACT AND THE 10.30 ACRE TRACT CONVEYED BY WARREN BARNES TO MILLER & LUX INCORPORATED, ON DECEMBER 12, 1917, IN SECTION 8 OF AFORESAID TOWNSHIP AND RANGE AND ALONG THE EAST LINE OF A 16.00 ACRE TRACT CONVEYED BY MILLER & LUX INCORPORATED TO WARREN BARNES IN SAID SECTION 8, IN THE YEAR 1917, NORTH 15° 53' WEST 5478.20 FEET TO A POINT ON THE NORTH LINE OF SAID SECTION 8 WHICH BEARS NORTH 89° 26' EAST 820.00 FEET FROM THE NORTH QUARTER SECTION CORNER OF SECTION 8; THENCE ALONG THE NORTH LINE OF SECTION 8, NORTH 89° 26' EAST 990 FEET; THENCE ALONG THE CENTER LINE OF THE WEST SIDE CANAL AND ALONG THE EASTERLY LINE OF A STRIP OF LAND 75.00 FEET IN WIDTH, RESERVED AS A RIGHT OF WAY AND EASEMENT TO REPAIR, MAINTAIN AND OPERATE SAID WEST SIDE CANAL, BY DEED RECORDED April 29, 1929 IN BOOK 293 PAGE 346 OF OFFICIAL RECORDS, SOUTH 11° 38' EAST 5386.00 FEET TO A POINT ON THE SOUTH LINE OF SECTION 9 OF AFORESAID TOWNSHIP AND RANGE; THENCE LEAVING THE CENTER LINE OF THE WEST SIDE CANAL SOUTH 89° 46' WEST 265.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THE MINERAL RIGHTS, AS CONVEYED IN A DOCUMENT RECORDED JANUARY 9, 1995, DOCUMENT NO. 2613 OF OFFICIAL RECORDS.

APN: 086-070-05-00

PARCEL E:

THAT PORTION OF SECTION 8, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE SOUTH LINE OF SAID SECTION 8, 312 FEET WEST OF THE SOUTHEAST CORNER THEREOF; THENCE NORTH 15° 23' WEST TO A POINT IN THE NORTH LINE OF SAID SECTION; THENCE WEST ALONG SAID NORTH LINE, 820 FEET TO THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION; THENCE SOUTH TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF SAID SECTION 8, THENCE EAST ALONG THE SOUTH LINE OF SAID SECTION TO THE POINT OF COMMENCEMENT.

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

EXCEPT 1/2 OF ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES AS RESERVED IN DEED FROM DOROTHY TWISSELMANN, ET AL, RECORDED MAY 29, 1969 IN BOOK 4164 PAGE 919 OF OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM THE REMAINING 1/2 OF ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED BY HENRY DELL BUTTS, ET AL, IN DEED RECORDED NOVEMBER 3, 1975 IN BOOK 4922 PAGE 2335 OF OFFICIAL RECORDS.

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS.

APN: 086-070-11-00

PARCEL F:

PARCEL B OF CERTIFICATE OF COMPLIANCE NO. 2080 AS PER THAT CERTAIN CERTIFICATE OF COMPLIANCE RECORDED MARCH 29, 2000 AS DOCUMENT NO. 0200036808 OF OFFICIAL RECORDS, BEING THAT PORTION OF SECTION 7, TOWNSHIP 28 SOUTH, RANGE 22 EAST, LYING EAST OF THAT PORTION OF THE CALIFORNIA AQUEDUCT CONVEYED TO THE STATE OF CALIFORNIA.

EXCEPTING THEREFROM ALL OIL, GAS AND OTHER HYDROCARBONS, NON-HYDROCARBON GASES OR GASEOUS SUBSTANCES, ALL OTHER MINERALS OF WHATSOEVER NATURE, LYING ABOVE A DEPTH OF 7000 FEET SUBSEA, WITHOUT REGARD TO SIMILARITY TO THE ABOVE-MENTIONED SUBSTANCES (HEREINAFTER "SAID SUBSTANCES") IN AND UNDER THE FOLLOWING DESCRIBED LANDS IN THE COUNTY OF KERN, STATE OF CALIFORNIA, TOGETHER WITH THE EXCLUSIVE RIGHT TO INJECT, STORE AND REMOVE PRODUCED WATER IN THE TULARE AQUIFER FORMATION AND WITH THE NON-EXCLUSIVE RIGHT FROM TIME TO TIME TO ENTER SAID LANDS TO BORE OR DRILL AND MAINTAIN WELLS AND OTHER WORKS INTO, THROUGH AND UNDER SAID LANDS FOR THE PURPOSES OF EXPLORING FOR AND PRODUCING SAID SUBSTANCES AND THE RIGHTS TO INJECT, STORE AND REMOVE FROM AND THROUGH SAID BORES, WELLS OR WORKS, PRODUCED WATER TOGETHER WITH THE RIGHT TO PERFORM ANY AND ALL OPERATIONS DEEMED BY GRANTEE NECESSARY OR CONVENIENT FOR THE EXERCISE OF SUCH RIGHTS, AS CONVEYED TO SHELL WESTERN E & P, INC., A DELAWARE CORPORATION, BY DEED RECORDED NOVEMBER 6, 1987 IN BOOK 6064 PAGE 2349, DOCUMENT NO. 055407, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM, ALL MINERAL RIGHTS CONVEYED TO CALIFORNIA MINERALS, L.P., PURSUANT TO THAT CERTAIN MINERAL DEED DATED DECEMBER 29, 1998, RECORDED DECEMBER 30, 1998 AS DOCUMENT NO. 0198184684, OFFICIAL RECORDS OF KERN COUNTY, STATE OF CALIFORNIA.

ALSO EXCEPTING FROM THE ABOVE LAND (EXCEPT THE WEST HALF OF THE SOUTHWEST QUARTER AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER), ALL MINERAL RIGHTS CONVEYED TO CALIFORNIA MINERALS, L.P., PURSUANT TO THAT CERTAIN MINERAL DEED DATED DECEMBER 29, 1998, RECORDED DECEMBER 30, 1998 AS DOCUMENT NO. 0198184684, OFFICIAL RECORDS OF KERN COUNTY, STATE OF CALIFORNIA.

ALSO EXCEPTING AND RESERVING UNTO CHEVRON U.S.A., INC., A CORPORATION, ITS SUCCESSORS AND ASSIGNS: ALL OIL, GAS AND OTHER HYDROCARBONS, NON-HYDROCARBON GASES OR GASEOUS SUBSTANCES; ALL OTHER MINERALS OF WHATSOEVER NATURE, WITHOUT REGARD TO SIMILARITY TO THE ABOVE-MENTIONED SUBSTANCES; AND ALL SUBSTANCES THAT MAY BE PRODUCED THEREWITH FROM THE PROPERTY, BY DEED RECORDED 3/29/00 AS DOCUMENT NO. 0200036809, OF OFFICIAL RECORDS;

ALSO EXCEPTING AND RESERVING UNTO CHEVRON U.S.A., INC., A CORPORATION, ITS SUCCESSORS AND ASSIGNS: ALL GEOTHERMAL RESOURCES, EMBRACING INDIGENOUS STEAM, HOT WATER AND HOT BRINES, STEAM AND OTHER GASES, HOT WATER AND HOT BRINES RESULTING FROM WATER, GAS OR OTHER FLUIDS ARTIFICIALLY INTRODUCED INTO

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

SUBSURFACE FORMATIONS; HEAT OR THE ASSOCIATED ENERGY FOUND BENEATH THE SURFACE OF THE EARTH; AND BY-PRODUCTS OF ANY OF THE FOREGOING SUCH AS MINERALS (EXCLUSIVE OF OIL OR HYDROCARBON GAS THAT CAN BE SEPARATELY PRODUCED) WHICH ARE FOUND IN SOLUTION OR ASSOCIATION WITH OR DERIVED FROM ANY OF THE FOREGOING FOUND ON OR UNDER THE PROPERTY, A DEED RECORDED 3/29/00 AS DOCUMENT NO. 0200036809, OF OFFICIAL RECORDS;

ALSO EXCEPTING AND RESERVING UNTO CHEVRON U.S.A., INC., A CORPORATION, ITS SUCCESSORS AND ASSIGNS: THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO BORE OR DRILL AND MAINTAIN WELLS AND OTHER WORKS INTO AND THROUGH THE PROPERTY AND ADJOINING STREETS, ROADS AND HIGHWAYS FOR THE PURPOSE OF EXPLORING FOR AND PRODUCING ENERGY RESOURCES, THE RIGHT TO PRODUCE, INJECT, STORE AND REMOVE FROM AND THROUGH SAID BORES, WELLS OR WORKS, OIL, GAS, WATER, AND OTHER SUBSTANCES OF WHATEVER NATURE; AND THE RIGHT TO PERFORM ANY AND ALL OPERATIONS DEEMED BY SELLER NECESSARY OR CONVENIENT FOR THE EXERCISE OF SUCH RIGHTS, INCLUDING BUT NOT LIMITED TO THE RIGHT TO CONDUCT SEISMIC TESTING AND CONSTRUCT, MAINTAIN AND OPERATE PIPELINES, VALVES, CATHODIC PROTECTION FACILITIES AND APPURTENANCES, BY DEED RECORDED 3/29/000 AS DOCUMENT NO. 0200036809, OF OFFICIAL RECORDS;

APN: 086-070-18-00

PARCEL G:

PARCEL ONE:

THE SOUTH HALF OF THE NORTHWEST QUARTER AND THE NORTH HALF OF THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION OF THE SOUTH HALF OF THE NORTHWEST QUARTER CONVEYED TO THE BARNES SCHOOL DISTRICT AND DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT 450 FEET WEST OF THE NORTHEAST CORNER OF THE SOUTH HALF OF THE NORTHWEST QUARTER OF SAID SECTION 8; THENCE WEST 315 FEET ON THE LINE OF THE INTERSECTION BETWEEN THE NORTH HALF OF THE NORTHWEST QUARTER AND THE SOUTH HALF OF THE NORTHWEST QUARTER OF SAID SECTION; THENCE SOUTH 315 FEET; THENCE EAST 315 FEET AND THENCE NORTH 315 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPT THEREFROM ALL OIL AND GAS WITHIN OR UNDERLYING SAID LAND, AS RESERVED IN THE PATENT FROM THE UNITED STATES OF AMERICA, RECORDED IN BOOK 19 PAGE 283 OF PATENTS.

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS. (AP 086-070-03)

APN: 086-070-20-00 (PORTION)

PARCEL TWO:

THE NORTH HALF OF THE NORTHWEST QUARTER OF SECTION 8, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM ALL OIL AND GAS WITHIN OR UNDERLYING SAID LAND, AS RESERVED IN THE PATENT FROM THE UNITED STATES OF AMERICA, RECORDED IN BOOK 19 PAGE 283 OF PATENTS.

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS. (AP 086-070-02)

APN: 086-070-20-00 (PORTION)

PARCEL THREE:

THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER; AND THE WEST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES AND MINERALS IN, UNDER AND UPON SAID LAND, AS RESERVED IN THE PATENT FROM THE UNITED STATES OF AMERICA, DATED July 26, 1916, RECORDED NOVEMBER 30, 1917 IN BOOK 19 PAGE 282 OF PATENTS, AND IN THE DEEDS FROM ERNEST C. TWISSELMAN, AS EXECUTOR AND ELEANORA M. TWISSELMANN AND JACOB C. MARTENS, DATED DECEMBER 22, 1950, RECORDED JANUARY 26, 1951 AND IN DEED RECORDED July 23, 1943 IN BOOK 1151 PAGE 120 OF OFFICIAL RECORDS.

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS. (AP 086-070-09)

APN: 086-070-20-00 (PORTION)

PARCEL FOUR:

THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.
EXCEPT ALL OIL AND GAS IN SAID LAND TO THE UNITED STATES OF AMERICA OR PERSONS AUTHORIZED BY IT, THE RIGHT TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS FROM THE SAME UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF JULY 17, 1914 (38 STAT 509), AS RECITED IN PATENT DATED July 26, 1912 FROM THE UNITED STATES OF AMERICA TO ALBERT C. EDWARDS, RECORDED IN BOOK 19 PAGE 282 OF PATENTS.

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS. (AP 086-070-08)

APN: 086-070-20-00 (PORTION)

PARCEL FIVE:

BEGINNING AT A POINT 450 FEET WEST FROM THE NORTHEAST CORNER OF THE SOUTH HALF OF THE NORTHWEST QUARTER OF SECTION 8, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, RUNNING THENCE WEST 315 FEET ON THE LINE OF INTERSECTION BETWEEN THE NORTH HALF OF THE NORTHWEST QUARTER AND THE SOUTH HALF OF THE NORTHWEST QUARTER OF SAID SECTION 8, RUNNING THENCE SOUTH 315 FEET, THENCE EAST 315 FEET, THENCE NORTH 315 FEET TO THE POINT OF BEGINNING.

APN: 086-070-20-00 (PORTION)

PARCEL H:

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

LOTS 1 AND 2 OF THE NORTHWEST QUARTER, AND LOTS 1 AND 2 OF THE NORTHEAST QUARTER OF SECTION 6, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT ALL OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES PRODUCED AND SAVED FROM SAID LAND, AS EXCEPTED IN DEED FROM EDWARD J. CARR AND MARY R. CARR, HUSBAND AND WIFE; WILLIAM N. LAGOMARSINO AND BERTHA LAGOMARSINO, HUSBAND AND WIFE; HENRY J. OLIVA AND GENEVA OLIVA, HUSBAND AND WIFE, RECORDED DECEMBER 31, 1964 IN BOOK 3799 PAGE 827 OF OFFICIAL RECORDS.

ALSO EXCEPT ANY REMAINING OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES AND MINERALS AS RESERVED BY WILLIAM PAUL BLAIR, ET UX, ET AL, IN DEED RECORDED MARCH 11, 1977 IN BOOK 5013 PAGE 1102 OF OFFICIAL RECORDS.

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS. (AP 086-040-11)

APN: 086-040-11-00

PARCEL I:

PARCEL 1:

THAT PORTION OF THE NORTH HALF OF SECTION 1, TOWNSHIP 28 SOUTH, RANGE 21 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING EAST OF THE EASTERLY BOUNDARY LINE OF THE CALIFORNIA AQUEDUCT DEEDED TO THE STATE OF CALIFORNIA SEPTEMBER 30, 1966 IN BOOK 3985 PAGE 214 OF OFFICIAL RECORDS, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM (1) ALL MINERALS OF WHATSOEVER NATURE (INCLUDING, BUT NOT LIMITED TO, OIL, GAS, OTHER HYDROCARBONS AND ASSOCIATED SUBSTANCES) ON, UNDER, OR THAT MAY BE PRODUCED FROM THOSE ZONES AND FORMATIONS LOCATED BELOW A DEPTH OF FIFTY (50) FEET BELOW THE SURFACE OF SAID LANDS; (2) THE RIGHT TO LOCATE WELLS, PERFORM GEOPHYSICAL AND OTHER MINERAL EXPLORATION ACTIVITIES ON THE SURFACE OF THE LANDS CONVEYED HEREUNDER AND TO DRILL THROUGH THAT PORTION OF THE SUBSURFACE CONVEYED HEREUNDER FOR THE PURPOSE OF PRODUCING THE MINERALS RESERVED HEREUNDER OR FOR THE PURPOSES OF INJECTING, STORING, OR REMOVING OIL, GAS, OTHER MINERALS, OR PRODUCED WATER, FROM SAID ZONES AND FORMATIONS; (3) ALL PORE SPACES AND PORE SPACE RIGHTS BELOW A DEPTH OF FORTY FEET (40') BELOW THE SURFACE OF THE EARTH, ALONG WITH THE RIGHT TO UTILIZE SAID PORE SPACES AND PORE SPACE RIGHTS FOR THE STORAGE OF OIL FIELD BRINES, WASTE WATERS ASSOCIATED WITH OIL FIELD OPERATIONS, AND OTHER LIQUIDS AS RESERVED BY CALRESOURCES LLC, A CALIFORNIA LIMITED LIABILITY COMPANY IN DEED RECORDED DECEMBER 4, 1997 AS INSTRUMENT NO. 0197160296 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST IN AND TO ALL PORE SPACES AND PORE SPACE RIGHTS BELOW A DEPTH OF THIRTY (30) FEET BELOW THE SURFACE OF THE EARTH ALONG WITH THE RIGHT TO UTILIZE SAID PORE SPACES AND PORE SPACE RIGHTS FOR THE STORAGE OR DISPOSAL OF OIL FIELD BRINES, WASTE WATERS ASSOCIATED WITH OIL FIELD OPERATIONS, AND OTHER LIQUIDS, INSOFAR AS SUCH PORE SPACES UNDERLIE SAID LAND, AS CONVEYED TO AERA ENERGY LLC, A CALIFORNIA LIMITED LIABILITY COMPANY BY DEED FROM BELRIDGE FARMS AND PACKING LLC, A CALIFORNIA LIMITED LIABILITY COMPANY RECORDED DECEMBER 5, 1997 AS DOCUMENT NO. 0197161487.

APN: 085-180-14-00 (PORTION)

PARCEL 2:

THAT PORTION OF THE SOUTH HALF OF SECTION 1, TOWNSHIP 28 SOUTH, RANGE 21 EAST, MOUNT DIABLO BASE AND MERIDIAN, LYING EAST OF THE EASTERLY BOUNDARY LINE OF THE

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

CALIFORNIA AQUEDUCT DEEDED TO THE STATE OF CALIFORNIA SEPTEMBER 30, 1966 IN BOOK 3985 PAGE 214 OF OFFICIAL RECORDS, ACCORDING TO THE OFFICIAL PLAT THEREOF.

ALSO EXCEPTING THEREFROM (1) ALL MINERALS OF WHATSOEVER NATURE (INCLUDING, BUT NOT LIMITED TO, OIL, GAS, OTHER HYDROCARBONS AND ASSOCIATED SUBSTANCES) ON, UNDER, OR THAT MAY BE PRODUCED FROM THOSE ZONES AND FORMATIONS LOCATED BELOW A DEPTH OF FIFTY (50) FEET BELOW THE SURFACE OF SAID LANDS; (2) THE RIGHT TO LOCATE WELLS, PERFORM GEOPHYSICAL AND OTHER MINERAL EXPLORATION ACTIVITIES ON THE SURFACE OF THE LANDS CONVEYED HEREUNDER AND TO DRILL THROUGH THAT PORTION OF THE SUBSURFACE CONVEYED HEREUNDER FOR THE PURPOSE OF PRODUCING THE MINERALS RESERVED HEREUNDER OR FOR THE PURPOSES OF INJECTING, STORING, OR REMOVING OIL, GAS, OTHER MINERALS, OR PRODUCED WATER, FROM SAID ZONES AND FORMATIONS; (3) ALL PORE SPACES AND PORE SPACE RIGHTS BELOW A DEPTH OF FORTY FEET (40') BELOW THE SURFACE OF THE EARTH, ALONG WITH THE RIGHT TO UTILIZE SAID PORE SPACES AND PORE SPACE RIGHTS FOR THE STORAGE OF OIL FIELD BRINES, WASTE WATERS ASSOCIATED WITH OIL FIELD OPERATIONS, AND OTHER LIQUIDS AS RESERVED BY CALRESOURCES LLC, A CALIFORNIA LIMITED LIABILITY COMPANY IN DEED RECORDED DECEMBER 4, 1997 AS INSTRUMENT NO. 0197160296, OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OF GRANTOR'S RIGHT, TITLE AND INTEREST IN AND TO ALL PORE SPACES AND PORE SPACE RIGHTS BELOW A DEPTH OF THIRTY (30) FEET BELOW THE SURFACE OF THE EARTH ALONG WITH THE RIGHT TO UTILIZE SAID PORE SPACES AND PORE SPACE RIGHTS FOR THE STORAGE OR DISPOSAL OF OIL FIELD BRINES, WASTE WATERS ASSOCIATED WITH OIL FIELD OPERATIONS, AND OTHER LIQUIDS, INSOFAR AS SUCH PORE SPACES UNDERLIE SAID LAND, AS CONVEYED TO AERA ENERGY LLC, A CALIFORNIA LIMITED LIABILITY COMPANY BY DEED FROM BELRIDGE FARMS AND PACKING LLC, A CALIFORNIA LIMITED LIABILITY COMPANY RECORDED DECEMBER 5, 1997 AS DOCUMENT NO. 0197161487.

APN: 085-180-14-00 (PORTION)

PARCEL J:

PARCEL 1:

THE SOUTHWEST QUARTER, THE EAST HALF OF THE SOUTHEAST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE FOLLOWING DESCRIBED PARCELS:

PARCEL A:

BEGINNING AT A 1-1/2 INCH IRON PIPE WITH BRASS CAP MARKED CA 3361 FROM WHICH THE SOUTHWEST CORNER OF SAID SECTION 6, BEARS SOUTH 04° 29' 32" WEST, 1,301.57 FEET, SAID POINT OF BEGINNING HAVING COORDINATES Y=738,257.43 AND X=1,508,087.22; THENCE FROM SAID POINT OF BEGINNING SOUTH 28° 42' 27" EAST, 1,500.81 FEET TO A POINT ON THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 6; THENCE ALONG SAID SOUTH LINE NORTH 88° 41' 38" WEST, 662.32 FEET TO A POINT FROM WHICH THE SOUTHWEST CORNER OF SAID SECTION 6 BEARS NORTH 88° 41' 38" 220.74 FEET; THENCE LEAVING SAID SOUTH LINE FROM A TANGENT WHICH BEARS NORTH 28° 21' 26" WEST ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 2,140.00 FEET, A CENTRAL ANGLE OF 02° 16' 57" AN ARC DISTANCE OF 85.25 FEET (THE LONG CHORD OF WHICH BEARS NORTH 29° 29' 54" WEST 85.25 FEET); THENCE NORTH 30° 07' 01" WEST, 345.81 FEET TO A POINT HEREIN DESIGNATED "F" ON THE WEST LINE OF SAID SECTION 6; THENCE ALONG SAID WEST LINE NORTH 00° 48' 26" EAST, 1077.49 FEET; THENCE LEAVING SAID WEST LINE FROM A TANGENT WHICH BEARS SOUTH 27° 03' 04" EAST ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 2,700.00 FEET, A CENTRAL ANGLE OF 03° 35' 19" AN ARC DISTANCE OF 169.11 FEET (THE LONG CHORD OF WHICH BEARS SOUTH 28° 50' 43" EAST, 169.08 FEET) TO THE POINT OF BEGINNING.

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

PARCEL B:

BEGINNING AT THE SOUTHWEST CORNER OF SECTION 6, SAID POINT OF BEGINNING HAVING COORDINATES Y=736,959.85 AND X=1,507,985.27; THENCE FROM SAID POINT OF BEGINNING ALONG THE WEST LINE OF SAID SECTION 6, NORTH 00° 48' 26" EAST, 368.33 FEET; THENCE LEAVING SAID WEST LINE SOUTH 30° 07' 01" EAST, 345.81 FEET; THENCE FROM A TANGENT WHICH BEARS SOUTH 30° 38' 23" EAST, ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 2,140.00 FEET, A CENTRAL ANGLE OF 02° 16' 57" AN ARC DISTANCE OF 85.25 FEET (THE LONG CHORD OF WHICH BEARS SOUTH 29° 29' 54" EAST, 85.25 FEET) TO A POINT ON THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 6; THENCE ALONG SAID SOUTH LINE NORTH 88° 41' 38" WEST, 220.74 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPT ALL THE OIL AND GAS IN SAID LAND TOGETHER WITH THE RIGHT TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS FROM THE SAME UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF THE ACT OF JULY 17, 1914 (38 STAT. 509), AS EXCEPTED AND RESERVED IN THE PATENT FROM THE UNITED STATES OF AMERICA, RECORDED IN BOOK 19 PAGE 107 OF PATENTS.

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS. (AP 086-040-09)

APN: 086-040-15-00 (PORTION)

PARCEL 2:

THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT ALL OIL AND GAS AS RESERVED BY THE UNITED STATES OF AMERICA IN PATENT RECORDED DECEMBER 26, 1916 IN BOOK 19 PAGE 107, OF PATENTS.

EXCEPT ALL REMAINING OIL, GAS, HYDROCARBON SUBSTANCES AND MINERALS WITHIN OR UNDERLYING SAID LAND AS RESERVED IN DEED RECORDED JUNE 23, 1999, AS INSTRUMENT NO. 0199089098, OF OFFICIAL RECORDS. (AP 086-040-02)

APN: 086-040-15-00 (PORTION)

PARCEL K:

THE WEST HALF OF SECTION 5, TOWNSHIP 28 SOUTH, RANGE 22 EAST, MOUNT DIABLO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM, ALL MINERAL RIGHTS CONVEYED TO CALIFORNIA MINERALS, L.P., PURSUANT TO THAT CERTAIN MINERAL DEED DATED DECEMBER 29, 1998, RECORDED DECEMBER 30, 1998 AS DOCUMENT NO. 0198184684, OFFICIAL RECORDS OF KERN COUNTY, STATE OF CALIFORNIA.

ALSO EXCEPTING FROM THE ABOVE LAND (EXCEPT THE WEST HALF OF THE SOUTHWEST QUARTER AND THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER), ALL MINERAL RIGHTS CONVEYED TO CALIFORNIA MINERALS, L.P., PURSUANT TO THAT CERTAIN MINERAL DEED DATED DECEMBER 29, 1998, RECORDED DECEMBER 30, 1998 AS DOCUMENT NO. 0198184684, OFFICIAL RECORDS OF KERN COUNTY, STATE OF CALIFORNIA.

ALSO EXCEPTING AND RESERVING UNTO CHEVRON U.S.A., INC., A CORPORATION, ITS SUCCESSORS AND ASSIGNS: ALL OIL, GAS AND OTHER HYDROCARBONS, NON-HYDROCARBON GASES OR GASEOUS SUBSTANCES; ALL OTHER MINERALS OF WHATSOEVER NATURE, WITHOUT REGARD TO SIMILARITY TO THE ABOVE-MENTIONED SUBSTANCES; AND ALL

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

SUBSTANCES THAT MAY BE PRODUCED THEREWITH FROM THE PROPERTY, BY DEED RECORDED 3/29/00 AS DOCUMENT NO. 0200036809 OF OFFICIAL RECORDS;

ALSO EXCEPTING AND RESERVING UNTO CHEVRON U.S.A., INC., A CORPORATION, ITS SUCCESSORS AND ASSIGNS: ALL GEOTHERMAL RESOURCES, EMBRACING INDIGENOUS STEAM, HOT WATER AND HOT BRINES, STEAM AND OTHER GASES, HOT WATER AND HOT BRINES RESULTING FROM WATER, GAS OR OTHER FLUIDS ARTIFICIALLY INTRODUCED INTO SUBSURFACE FORMATIONS; HEAT OR THE ASSOCIATED ENERGY FOUND BENEATH THE SURFACE OF THE EARTH; AND BY-PRODUCTS OF ANY OF THE FOREGOING SUCH AS MINERALS (EXCLUSIVE OF OIL OR HYDROCARBON GAS THAT CAN BE SEPARATELY PRODUCED) WHICH ARE FOUND IN SOLUTION OR ASSOCIATION WITH OR DERIVED FROM ANY OF THE FOREGOING FOUND ON OR UNDER THE PROPERTY, A DEED RECORDED 3/29/00 AS DOCUMENT NO. 0200036809 OF OFFICIAL RECORDS;

ALSO EXCEPTING AND RESERVING UNTO CHEVRON U.S.A., INC., A CORPORATION, ITS SUCCESSORS AND ASSIGNS: THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO BORE OR DRILL AND MAINTAIN WELLS AND OTHER WORKS INTO AND THROUGH THE PROPERTY AND ADJOINING STREETS, ROADS AND HIGHWAYS FOR THE PURPOSE OF EXPLORING FOR AND PRODUCING ENERGY RESOURCES, THE RIGHT TO PRODUCE, INJECT, STORE AND REMOVE FROM AND THROUGH SAID BORES, WELLS OR WORKS, OIL, GAS, WATER, AND OTHER SUBSTANCES OF WHATEVER NATURE; AND THE RIGHT TO PERFORM ANY AND ALL OPERATIONS DEEMED BY SELLER NECESSARY OR CONVENIENT FOR THE EXERCISE OF SUCH RIGHTS, INCLUDING BUT NOT LIMITED TO THE RIGHT TO CONDUCT SEISMIC TESTING AND CONSTRUCT, MAINTAIN AND OPERATE PIPELINES, VALVES, CATHODIC PROTECTION FACILITIES AND APPURTENANCES, BY DEED RECORDED 3/29/000 AS DOCUMENT NO. 0200036809 OF OFFICIAL RECORDS.

APN: 086-040-04-00

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

EXHIBIT D-1
LIENS AND LEASES

Lessor	Lessee	Date(s)

Dalton Lane Watsonville, LLC, a California limited liability company	Westside Strawberry Farms, Inc., a California corporation	7/17/2018 (effective 11/1/2018; expires 10/31/2028)
20th Avenue South Haven, LLC, a Delaware limited liability company	Blue Star Farms, Inc., a Michigan corporation	8/1/2021 (expires 12/31/2026)
Broadway Road Moorpark, LLC, a Delaware limited liability company, as successor to original Lessor, Gladstone Land Corporation, a Maryland corporation, per amendment	Waters Ranches, LLC, and James Andrew Waters, III	12/1/2013 (effective 12/16/2013; expires 11/30/2023
East Shelton Road, LLC, a Delaware limited liability company	Riverview, LLP, a Minnesota limited liability partnership	11/27/2019 (Commencement Date 3/1/2020) – expires 2/28/2020); Amended 01/01/2021 effective date – expires 02/28/2035
Spring Valley Road Watsonville, LP, a Delaware limited partnership	Golden State Bulb Growers, Inc., a California corporation (as assignee of Gem-Pack Berries, LLC a Delaware limited liability company	2/23/2015 (effective 10/1/2016; expires 9/30/2022); assigned 11/1/17
Sycamore Road Arvin, LP, a Delaware limited partnership	Underwood Ranches, LP, a California limited partnership	7/24/2014 (effective 11/1/2015; expires 10/31/2024); amended 2/1/2016 & 9/28/2018

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

Naumann Road Oxnard, LP, a Delaware limited partnership	Reiter Brothers, Inc., a California corporation	7/8/2014 (effective 7/23/2014; expires 7/31/2017). Extension signed on 5/15/2017 and expires 7/31/2020; Amended 03/27/2020 – expires July 31, 2023
West Sierra Avenue Earlimart CA, LP, a Delaware limited partnership	Etchegaray Farms LLC, a California limited liability company	October 2, 2020 (Commencement Date 12/17/2020; expires 10/31/2030; subject to 1 option to renew for 10 years)
Lerdo Highway Shafter CA, LP, a Delaware limited partnership	Lerdo Farming, LLC, a California limited liability company	June 3, 2021 (Commencement Date 6/4/21; expires later of (i) 10/31/2031 and (ii) completion of 2031 crop harvest (but no later than 12/15/2031); subject to 3 options to extend for 10 years each)
West Lerdo Highway Lost Hills CA, LP, a Delaware limited partnership	Stiefvater Farming Corporation, a California corporation	November 10, 2021, Effective Date; expires later of (i) 10/31/2031 and (ii) completion of 2031 crop harvest (but no later than 12/15/2031);

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532

EXHIBIT E
Property Owners
DALTON LANE WATSONVILLE, LLC, a California limited liability company
BROADWAY ROAD MOORPARK, LLC, a Delaware limited liability company
20TH AVENUE SOUTH HAVEN, LLC, a Delaware limited liability company
EAST SHELTON ROAD, LLC, a Delaware limited liability company
SYCAMORE ROAD ARVIN, LP, a Delaware limited partnership
SPRING VALLEY ROAD WATSONVILLE, LP, a Delaware limited partnership
NAUMANN ROAD OXNARD, LP, a Delaware limited partnership
WEST SIERRA AVENUE EARLIMART CA, LP, a Delaware limited partnership
LERDO HIGHWAY SHAFTER CA, LP, a Delaware limited partnership
WEST LERDO HIGHWAY LOST HILLS CA, LP, a Delaware limited partnership
32085996.2

First Amendment to Loan Agreement
Gladstone – Note F and Lost Hills Addition
Loan Nos. 196915, 198677, 200539 and 202051
113364452.10053564-00532